UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Soliciting Material Pursuant to §240.14a-12

TREE.COM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Tree.com, Inc. Stockholder: The 2011 Annual Meeting of Stockholders of Tree.com, Inc. (the “Company”) will be held at the Company’s corporate headquarters, 11115 Rushmore Drive, Charlotte, NC 28277, on Wednesday, June 8, 2011, at 11:00 a.m. (local time). Proposals to be considered at the Annual Meeting: (1) to elect seven members of our Board of Directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board of Directors); (2) to consider and provide an advisory (non-binding) vote on the compensation of the Company’s Named Executive Officers; (3) to consider and provide an advisory (non-binding) vote on the frequency (i.e., every one, two or three years) of the advisory vote of stockholders on the compensation of the Company’s Named Executive Officers; (4) to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2011 fiscal year; and (5) to transact such other business as may properly come before the meeting and any related adjournments or postponements. The Board of Directors recommends a vote “FOR” all nominees in Proposal 1 and “FOR” Proposals 2 and 4. The Board of Directors recommends a vote “FOR” a frequency of every THREE years with respect to Proposal 3. The Board of Directors has fixed the close of business on April 11, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Tree.com, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, June 8, 2011 CONTROL NUMBER Tree.com, Inc. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 1, 2011 to facilitate timely delivery. This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or, upon request, by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/tree The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/tree 94715

Stockholders of record as of the Record Date are invited to attend the Annual Meeting, where you may vote in person. Meeting Location: Tree.com, Inc. 11115 Rushmore Drive Charlotte, NC 28277 You can find directions to the Annual Meeting at: http://investor-relations.tree.com/index.cfm. The following Proxy Materials are available for you to review online: • 2011 Proxy Statement; • Proxy Card; • Annual Report to Stockholders for the year ended December 31, 2010; and • If applicable, any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/tree The Proxy Materials for Tree.com, Inc. are available to review at: http://www.proxyvoting.com/tree Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online, OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 94715 HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. You may use the Internet to vote your shares. On the landing page of the above website, click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side.